UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2011 (December 28, 2010)

GENESIS ENERGY, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam, Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On December 28, 2010, Genesis Energy, L.P. (“Partners”) completed the transactions contemplated in the Agreement and Plan of Merger, dated as of December 28, 2010 (the “Merger Agreement”), by and among Partners, Genesis Energy, LLC (“Partners GP”) and Genesis Acquisition, LLC (“Merger Sub”), a wholly owned subsidiary of Partners, whereby Merger Sub merged with and into Partners GP, with Partners GP as the surviving entity (the “Merger”).  The former unitholders of Partners GP (collectively, the “Partners GP Unitholders”) were issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act, inclusive of the Reserved Units (defined below), approximately 27,000,000 units, consisting of: (i) approximately 19,960,000 traditional common units which have been re-named “Common Units – Class A” (collectively, the “Class A Units”), (ii) 40,000 common units designated “Common Units – Class B” with rights, preferences and privileges of the Class A Units and rights to elect the board of directors of Partners GP (the “Partners GP Board”) and convertible into Class A Units (collectively, the “Class B Units”) and (iii) approximately 7,000,000 units designated “Waiver Units” convertible into Class A Units (collectively, the “Waiver Units”).  The Partners GP Unitholders included, directly or indirectly, members of the Partners GP Board and members of Partners management.  Please see Partners’ Current Report on Form 8-K dated February 11, 2010, for a more detailed description of the Partners GP Unitholders.  Pursuant to the Merger and the Fifth Amended and Restated Limited Partnership Agreement of Partners, the incentive distribution rights held by Partners GP were extinguished and the 2.0% general partner interest in Partners held by Partners GP was converted into a non-economic general partner interest.  The directors of the Partners GP Board before the Merger remained as directors after the Merger.  The Partners GP Unitholders, through the Class B Units and the Unitholder Rights Amendment (as defined below), have retained the right to elect directors to the Partners GP Board.

The Partners GP Board delegated to (i) the conflicts committee (the “Conflicts Committee”), comprised of independent directors (with Sharilyn S. Gasaway recusing herself), the authority of the Partners GP Board to negotiate the terms and conditions of the Merger with respect to Partners and (ii) the deal committee (the “Deal Committee”), the authority of the Partners GP Board to negotiate the terms and conditions of the Merger with respect to Partners GP.  The terms of the Merger Agreement were unanimously approved by the Conflicts Committee, the Deal Committee, the Partners GP Board and the Partners GP Unitholders.

The description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated in this Item 1.01 by reference.

The representations and warranties of the parties in the Merger Agreement were made only for purposes of that agreement and as of specific dates and were solely for the benefit of the other applicable parties thereto.  The Merger Agreement is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business, or operational information about Partners and its subsidiaries.  The representations and warranties made by the parties in the Merger Agreement may be (i) qualified by disclosure schedules containing information that modifies, qualifies or creates exceptions to such representations and warranties and (ii) subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Accordingly, investors and security holders should not rely on such representations and warranties as any characterization of the actual state of facts or circumstances.

Registration Rights Agreement

In connection with the Merger, Partners entered into a Registration Rights Agreement, dated as of December 28, 2010 (the “IDR Registration Rights Agreement”), with certain of the Partners GP Unitholders.  As described below, certain members of the Davison family of Ruston, Louisiana, and their affiliates (collectively, the “Davisons”), are party to an existing registration rights agreement and did not become parties to the IDR Registration Rights Agreement.

Pursuant to the IDR Registration Rights Agreement, Partners is required to file as soon as practical, but no later than April 6, 2011, a shelf registration statement providing for the resale of each Class A Unit issued in the Merger, including those converted from Waiver Units and Class B Units (collectively, the “Registrable Units”).  Partners is required to use its best efforts to cause such shelf registration statement to be declared effective by no later than June 8, 2011.  Holders of Registrable Units also have the right to demand registrations (subject to specified limitations) and up to seven underwritten offerings (but not more than one per calendar year), as well as piggy-back registration rights when Partners issues common units in a public offering, subject to exceptions.  None of such Class A Units issued in the Merger are eligible for resale under a registration statement prior to June 30, 2011.  After that date, 50% of the Class A Units are eligible for resale pursuant to a registration statement.  After December 30, 2011, all Registrable Units are eligible for resale pursuant to a registration statement.

Each Partners GP Unitholder (other than the Davisons) has rights under the IDR Registration Rights Agreement until the earlier of (i) December 31, 2020 or (ii) the date on which the Registrable Units are no longer “Registrable Securities,” as such term is defined in the Registration Rights Agreement.

The description of the IDR Registration Rights Agreement is qualified in its entirety by reference to the full text of the IDR Registration Rights Agreement, which is filed as Exhibit 10.1 hereto and incorporated in this Item 1.01 by reference.

Amendment No. 3 to Davison Registration Rights Agreement

The Davisons are party to that certain Registration Rights Agreement, dated as of July 25, 2007 (as amended, the “Davison Registration Rights Agreement”), which gives them various rights, subject to certain limitations, for the registration of their Partners units.  In connection with the Merger, the Davisons and Partners entered into an amendment to the Davison Registration Rights Agreement, dated as of December 28, 2010 (the “Davison Registration Rights Amendment”), with respect to the Class A Units they received in connection with the Merger (or issuable upon conversion of the Waiver Units received by them).  Among other things, the Davison Registration Rights Amendment (i) provides for the filing of a shelf registration statement with respect to such securities to the same extent as under the IDR Registration Rights Agreement, (ii) extends the term of the Davison Registration Rights Agreement to December 31, 2020 and (iii) increases the number of permitted underwritten offering demand rights from five to seven.  After giving effect to the Davison Registration Rights Amendment, the Davison Registration Rights Agreement grants substantially identical rights to and imposes substantially similar restrictions and limitations on, the Davisons, as does the IDR Registration Rights Agreement with respect to the other Partners GP Unitholders.

The description of the Davison Registration Rights Amendment is qualified in its entirety by reference to the full text of the Davison Registration Rights Amendment, which is filed as Exhibit 10.2 hereto and incorporated in this Item 1.01 by reference.

Amendment No. 2 to Unitholder Rights Agreement

The Davisons are also party to that certain Unitholder Rights Agreement, dated as of July 25, 2007 (as amended, the “Unitholder Rights Agreement”), which, among other things, gives them the right to elect one or more directors.  In connection with the Merger, the Davisons, Partners and Partners GP entered into an amendment to the Unitholder Rights Agreement, dated as of December 28, 2010 (the “Unitholder Rights Amendment”), that grants the Davisons the right to elect up to three directors of the Partners GP Board based on the percentage of aggregate common units beneficially owned by them.  So long as the Davisons have the right to elect three directors, the Partners GP Board cannot have more than 11 directors without the Davisons’ consent.

The description of the Unitholder Rights Amendment is qualified in its entirety by reference to the full text of the Unitholder Rights Amendment, which is filed as Exhibit 10.3 hereto and incorporated in this Item 1.01 by reference.

Amendment No. 1 to Indemnification Agreement

The directors of Partners GP are party to indemnification agreements (collectively, the “Indemnification Agreements”), which provide for the indemnification of such directors on account of his or her services as a director of Partners GP (or service for another entity in any capacity at the request of the Partner or Partners GP) to the fullest extent permitted by law.  In connection with the Merger, each director entered into an amendment to his or her respective Indemnification Agreement (collectively, the “Indemnification Amendments”) to extend his or her pre-existing indemnification rights to provide for, among other things, insurance coverage during his or her respective term of service and for up to six years thereafter (subject to such insurance being reasonably available).

The description of the Indemnification Amendments is qualified in its entirety by reference to the full text to the form of Indemnification Amendment, which is filed as Exhibit 10.4 hereto and incorporated in this Item 1.01 by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.01 by reference.

Item 3.02.  Unregistered Sales of Equity Securities

The information set forth in Item 1.01 and Item 5.03 of this Current Report on Form 8-K is incorporated in this Item 3.02 by reference.

Item 3.03.  Material Modification to Rights of Security Holders

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated in this Item 3.03 by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

Fifth Amended and Restated Agreement of Limited Partnership of Partners

In connection with the closing of the Merger, Partners GP entered into the Fifth Amended and Restated Agreement of Limited Partnership of Partners (the “Fifth LP Agreement”), dated December 28, 2010, and effective as of the effective time of the Merger (the “Effective Time”).  Among other things, the Fifth LP Agreement provides for the (i) cancellation of the IDRs, (ii) conversion of the 2.0% general partner interest into a non-economic general partner interest, and (iii) elimination of some unnecessary legacy provisions, including provisions related to the IDRs and the economic general partner interest.

In addition, the Fifth LP Agreement sets forth the rights of the Class A Units, the Class B Units, and the Waiver Units (which are divided into four classes).  The Class A Units are traditional common units and the Fifth LP Agreement renames all such common units the “Common Units – Class A.”  The Class B Units are identical to the Class A Units and, accordingly, have voting and distribution rights equivalent to those of the Class A Units, except, in addition, Class B Units have the right to elect all of the directors of the Partners GP Board (the “Director Voting Right”), subject to the Davisons’ right to elect up to three directors pursuant to the Unitholder Rights Agreement, and are convertible into Class A Units at the option of the holder or as noted below at the rate of one Class A Unit for each Class B Unit.  The holders of at least a majority of the common units (excluding such units held by affiliates of Partners GP) can replace the existing general partner with a successor general partner, and as a result remove the Director Voting Right and cause the Class B Units to convert into Class A Units.  The Waiver Units are non-voting securities entitled to a minimal preferential quarterly distribution of $0.001786 per unit per quarter and are comprised of four classes (designated Class 1, Class 2, Class 3 and Class 4) of 1,750,000 authorized units each.  The Waiver Units have the right to convert into Class A Units at the rate of one Class A Unit for each Waiver Unit in four equal installments (based on class) in the calendar quarter during which each of the Class A Units receives a quarterly distribution of at least $0.43, $0.46, $0.49 and $0.52, as applicable, if Partners’ distribution coverage ratio (after giving effect to the then convertible Waiver Units) would be at least 1.1 times.  In addition, the Waiver Units have the right to convert into Class A Units upon (i) a sale of Partners (including a sale of all or substantially all of its assets or a merger or other form of statutory reorganization), subject to approval of such transaction by the Conflicts Committee, and (ii) in the case of Waiver Units held by certain senior executives that were Partners GP Unitholders or participants in the incentive plan that may be created for approximately 145,620 Class A Units and 50,967 Waiver Units not issued in the Merger (collectively, the “Reserved Units”), automatically upon the death, disability or termination without “cause” of such person.

The description of the Fifth LP Agreement is qualified in its entirety by reference to the full text of the Fifth LP Agreement, which is filed as Exhibit 3.1 hereto and incorporated in this Item 5.03 by reference.

Item 8.01.  Other Items

Second Amended and Restated Limited Liability Company Agreement of Partners GP

In connection with the closing of the Merger, the members of Partners GP and Partners GP entered into the Second Amended and Restated Limited Liability Company Agreement of Partners GP (the “Second LLC Agreement”), dated December 28, 2010, and effective as of the Effective Time.  The Second LLC Agreement provides for (i) a simplified structure for Partners in which Partners is the sole member of Partners GP and (ii) the election of the directors of the Partners GP Board by the holders of the Class B Units.

The description of the Second LLC Agreement is qualified in its entirety by reference to the full text of the Second LLC Agreement, which is filed as Exhibit 3.2 hereto and incorporated in this Item 8.01 by reference.

Press Release

A copy of the press release issued to announce the consummation of the transactions contemplated by the Merger Agreement is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibits.

2.1*         Agreement and Plan of Merger, dated as of December 28, 2010, by and among Genesis Energy, L.P., Genesis Acquisition LLC and Genesis Energy, LLC.

3.1            Fifth Amended and Restated Agreement of Limited Partnership of Genesis Energy, L.P., dated as of December 28, 2010.

3.2            Second Amended and Restated Limited Liability Company Agreement of Genesis Energy, LLC, dated as of December 28, 2010.

10.1          Registration Rights Agreement, dated as of December 28, 2010, by and among Genesis Energy, L.P. and the former unitholders of Genesis Energy, LLC.

10.2          Amendment No. 3 to Davison Registration Rights Agreement, dated as of December 28, 2010, by and among Genesis Energy, L.P. and certain members of the Davison family of Ruston, Louisiana, and their affiliates.

10.3          Amendment No. 2 to Unitholder Rights Agreement, dated as of December 28, 2010, by and among Genesis Energy L.P., Genesis Energy LLC and certain members of the Davison family of Ruston, Louisiana, and their affiliates.

10.4          Form of Amendment No. 1 to Indemnification Agreement with the directors of Genesis Energy, LLC.

99.1          Genesis Energy, L.P. press release, dated December 28, 2010.

*A list of all the exhibits and schedules to such agreement appears on page (ii) thereto.  Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant agrees to furnish supplementally a copy of any such omitted exhibit or schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS ENERGY, L.P., by

GENESIS ENERGY, LLC, its sole general partner

Date: January 3, 2011	By:	/s/ ROBERT V. DEERE
Robert V. Deere
Chief Financial Officer

EXHIBIT INDEX

2.1*         Agreement and Plan of Merger, dated as of December 28, 2010, by and among Genesis Energy, L.P., Genesis Acquisition LLC and Genesis Energy, LLC.

5.1            Fifth Amended and Restated Agreement of Limited Partnership of Genesis Energy, L.P., dated as of December 28, 2010.

5.2            Second Amended and Restated Limited Liability Company Agreement of Genesis Energy, LLC, dated as of December 28, 2010.

10.1          Registration Rights Agreement, dated as of December 28, 2010, by and among Genesis Energy, L.P. and the former unitholders of Genesis Energy, LLC.

10.2          Amendment No. 3 to Davison Registration Rights Agreement, dated as of December 28, 2010, by and among Genesis Energy, L.P. and certain members of the Davison family of Ruston, Louisiana, and their affiliates.

10.3          Amendment No. 2 to Unitholder Rights Agreement, dated as of December 28, 2010, by and among Genesis Energy L.P., Genesis Energy LLC and certain members of the Davison family of Ruston, Louisiana, and their affiliates.

10.4          Form of Amendment No. 1 to Indemnification Agreement with the directors of Genesis Energy, LLC.

99.1          Genesis Energy, L.P. press release, dated December 28, 2010.

*A list of all the exhibits and schedules to such agreement appears on page (ii) thereto.  Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant agrees to furnish supplementally a copy of any such omitted exhibit or schedule to the SEC upon request.